Exhibit 99.2
Preliminary 2008 Third Quarter Results November 5, 2008 9:00 AM EDT Contact GMAC Investor Relations at (866) 710-4623 or investor.relations@gmacfs.com

Forward-Looking Statements In the presentation that follows and related comments by GMAC LLC ("GMAC") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC's and ResCap's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for GMAC and Residential Capital, LLC ("ResCap"), each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors Corporation ("GM"); our ability to maintain an appropriate level of debt; the profitability and financial condition of GM; restrictions on ResCap's ability to pay dividends to us; recent developments in the residential mortgage and capital markets; continued deterioration in the residual value of off-lease vehicles; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; disruptions in the market in which we fund GMAC's and ResCap's operations, with resulting negative impact on our liquidity; uncertainty concerning our ability to access federal liquidity programs; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap, GMAC or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. A reconciliation of certain non-GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products.

Table of Contents GMAC Page 4 Global Auto Finance Page 6 Insurance Page 10 ResCap Page 12 Liquidity and Funding Page 18 Summary Page 22 Supplemental Page 23

GMAC: Third Quarter 2008 Performance Highlights Q3 2008 consolidated loss of $2.5 billion ResCap performance characterized by credit-related losses and limited revenue opportunities due to deterioration in the domestic and international housing markets Insurance operations remained profitable North America Auto Finance business negatively affected by increase in provisions and weak economic conditions Residual values continue to be under pressure, leading to additional lease impairments in Canada GMAC ended Q3 2008 with $13.5 billion of cash and cash equivalents *Includes the cash of GMAC Bank as presented on ResCap's financial statements

GMAC: Net Income and Significant Items Notable Items (Pre-tax) Net Income by Segment * Includes Commercial Finance operating segment, 21% ownership of former commercial mortgage unit and other corporate activities.

Global Auto Finance: Key Metrics Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Net Income 593 398 395 554 137 258 -717 -294 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Used 1.4 2 2.1 2.3 1.9 2.1 2.7 2 New 10.8 12.3 14 14.5 13.4 12.9 12.4 11.3 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Serviced 120 120 121 123 124 122 120 115 On-Balance Sheet 83 84 85 83 83 86 81 77 ($ bil) All tables include North American and International Operations except where noted. Origination and asset base figures include auto loans and leases. *U.S. managed portfolio only, adjusted for Q3 2008 vehicle mix. Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 24/27 months 17.9871516 19.29051466 19.03518024 19.18139163 18.4615428 18.31300614 16.67074687 16.05711227 36 months 15.31757242 15.86467017 16.28172091 15.76548434 14.92066406 14.55052902 13.34103077 12.99537984 48 months 13.03510032 13.5768567 13.67385259 13.12883055 12.75592017 12.5462237 11.49216139 11.07605865

Global Auto Finance: Condensed Income Statement

Global Auto Finance: Consumer Auto Loss Trends Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Managed 0.0122 0.0113 0.0092 0.0101 0.0105 0.0134 0.014 0.0155 Net Retail Losses (% Avg Assets) Q3 2008 1.90% 0.28% 0.70% 1.52% 1.55% Q3 2007 1.19% 0.41% 0.35% 0.74% 1.01% Year over Year Change +71bps -13bps +35bps +78bps +54bps North Asia Latin America Europe Pacific America Global

Global Auto Finance: Auto Delinquency Trends Loans > 30 Days Past Due Q3 2008 2.69% 1.43% 1.79% 3.88% 2.62% Q3 2007 2.69% 1.36% 2.04% 4.03% 2.63% Year over Year Change 0bps +7bps -25bps -15bps -1bps Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Managed 0.026132226 0.025186718 0.024565484 0.026298541 0.026815981 0.0242 0.023 0.0262 North Asia Latin America Europe Pacific America Global

Insurance: Key Metrics



($ mil)
Net Income
$800
$600
$400
$200
$0
$735
$143
$131
$117
$68
$132
$135
$97
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08



($ mil)
Core Earnings*
$200
$150
$100
$50
$0
$170
$143
$134
$114
$70
$131
$84
$154
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08



Combined Ratio
100%
98%
96%
94%
92%
90%
88%
86%
92.5%
91.0%
90.2%
95.3%
96.9%
93.8%
97.8%
90.9%
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08



($ mil)
Premiums Written
$1,250
$1,150
$1,050
$950
$850
$750
$650
$936
$1,070
$964
$1,063
$942
$1,133
$1,067
$1,042
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08

*Core Earnings = underwriting income + investment income, net of tax. See supplemental charts for a reconciliation of core earnings to GAAP income.

GMAC FINANCIAL SERVICES
Q3 2008 GMAC Preliminary Results
10

Insurance: Condensed Income Statement

ResCap: Key Messages Operating and market environments Execution of strategic initiatives is reducing the balance sheet and lowering operating costs; however, current market conditions continue to pose problems Revenue opportunities are limited Credit-related costs are high Foreign currency has had a negative impact Capital and liquidity Remained compliant with key covenants Ongoing evaluation of plans to address capital and liquidity needs Market conditions and capital and liquidity needs continue Asset sales and losses erode capital base Select aspects of contingency plans are subject to external factors Absent economic support from GMAC, substantial doubt exists regarding ResCap's ability to continue as a going concern

ResCap: Key Metrics Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Net income 83 -128 -910 -254 -2261 -921 -859 -1860 -1912 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Total HFI, net of Allowance 73.1 67.9 63.6 61 59 41.3 34.001 30.3 28.8 All Other 59.508191 72.2 67 64.6 57.1 48.1 47.371 42.5 37.7 TA 132.608191 140.1 130.6 125.6 116.1 89.4 81.372 72.8 66.5 2 1 Total assets include the assets of Auto division of GMAC Bank as presented in ResCap's 10-Q financial statements. 2 Government and Prime Second Liens are included in Prime Non-conforming. Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Prime Conforming 8.6 12 12 10.8 9.6 12.7 12.1 13 15.44 12.2 6.8 Prime Non-conforming 22.5 27.6 28.1 28.6 22.4 18.9 14.1 6.3 5.11 5.8 5.1 Nonprime 10.5 7.4 11.4 9.8 5.5 3.2 3.1 1.5 0.34 0.1 0 Total 41.6 47 51.5 49.2 37.5 34.8 29.3 20.8 20.9 18.1 11.9 2 Of the total, $7.4 billion was securitized on-balance sheet at 9/30/08, with net economic exposure limited to $80 million Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Prime Conforming 189.307419 194.907448 200.632475 203.9264827 207.0379288 211.4626959 263.4375031 267.5111779 276.2 237.6 236.4 Prime Non-conforming 134.489056 145.858766 159.785278 170.5410375 175.4969053 184.7850459 142.2049002 133.2148282 136.1 155.26 149.8 Nonprime 69.319146 69.06174 73.528717 74.13348295 70.32762594 64.2637315 59.99735154 52.58351891 47.6 44 39.8 TOTAL 393.115621 409.827954 433.94647 448.6010032 452.86246 460.5114733 465.6397548 453.309525 459.9 436.9 426 2

ResCap: Condensed Income Statement* *Income statement presentation (condensed) as it appears on a GMAC reported basis; results on a ResCap reported basis can be found on page 29 of this presentation.

ResCap: Global Portfolio Credit Quality Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 % MLFI net charge-offs to total 0.0016 0.002 0.0025 0.0033 0.0033 0.004 0.0073 0.0076 0.0041 0.0061 0.0066 0.0046 0.0067 0.0071 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 % Lending Receivables nonaccruals to total 0.004 0.002 0.002 0.093 0.109 0.029 0.05 0.071 0.072 0.116 0.218 Q1 Q2 Q3 Q4 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 % Lending Receivables net charge-offs to total 0 0.0002 0 0.0003 0 0.0003 0 0.0002 0.0037 0.0265 0.0047 0.0022 0.0107 0.0047 0.0014 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 % MLFI nonaccruals to total 0.084 0.083 0.092 0.105 0.119 0.14 0.141 0.127 0.162 0.171 0.199 0.122 0.124 0.152 Excluding loans impacted by FAS 159 Excluding loans impacted by FAS 159 Total HFI* = $29.8 billion Total Lending Receivables* = $7.1 billion *Note: HFI and Lending Receivables balances are carry value before allowance; charge-off percentages are not annualized.

Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Nonprime 1.2 0.3 0.2 0.2 0.2 0.2 0.1 Prime 5.3 3.6 1.6 1.5 1.6 1.3 1.2 ResCap: Nonprime and Prime Exposure Prime and Other2 1) The nonprime category includes high FICO/high LTV loans, high FICO alternative attribute loans, purchased distressed assets, and subprime assets (Weighted Average FICO 618) for the domestic business and international loans with at least some adverse credit history. 2) Prime and Other includes Prime Conforming, Prime Non-conforming, Prime Second-Lien, and Government. 3) HFI is before allowance. Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Nonprime 70.3 64.3 60 52.6 47.6 44 39.8 Prime 382.6 396.2 405.6 400.7 412.3 393 386.2 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Nonprime 5 4 2.9 2 2.6 1.1 0.75 Prime 17 15.3 12 10 9.2 5.9 3.41 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Nonprime 47.9 44.6 37.1 16.9 9.7 7.7 6.7 Prime 17.4 18 23.7 25.3 24.8 23.3 23.1 Nonprime1 $7.4 billion of securitized assets (largely non-prime) at 9/30/08, with net economic exposure limited to $80 million

ResCap: Capital and Liquidity

Total equity of $2.3 billion (9/30/08)

- GMAC contributed $93 million of ResCap bonds, with a market value of just over $50 million and forgave the related $2 million of accrued interest, as well as $102 million of debt, for a favorable impact to equity of $197 million
- Tangible net worth, without GMAC Bank, as required by certain bank facility covenants, was $350 million vs. $250 million requirement
- ResCap was compliant with its tangible net worth and minimum cash covenants at quarter end
- GMAC forgave additional debt in October so that ResCap remained compliant with tangible net worth covenant; GMAC has not committed to date to provide any further assistance

Global ResCap cash and cash equivalents of $6.9 billion (9/30/08)

- ResCap cash and cash equivalents increased $307 million compared to Q2 2008
- Of the total, $4.9 billion was held at GMAC Bank
- Evaluating additional measures to support liquidity as pressures expected to continue for the balance of 2008 and into 2009

($ billions)	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007
Cash and cash equivalents[1]	$6.9	$6.6	$4.2	$4.4	$6.5	$3.7	$2.6
Common equity	$2.3	$4.1	$5.7	$6.0	$6.2	$7.5	$7.2

[1] These figures include the Auto Division of GMAC Bank.

GMAC FINANCIAL SERVICES

17

Q3 2008 GMAC Preliminary Results

Global Liquidity: GMAC Bank Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Assets 23.5 28.1 28.4 30.3 31.9 32.9 Deposit Liabilities 10.7 14.5 12.8 15.4 16.9 17.7 Continuing to grow GMAC Bank assets and deposits in line with FDIC guidelines Assets of $32.9 billion include $8.5 of assets at the auto division, and $24.4 of assets at the mortgage division Increased marketing efforts have raised deposits to $17.7 billion as of 9/30/08 Total FHLB borrowing capacity of $10.8 billion ($0.3 billion of which is unused) available to fund mortgage assets

Global Liquidity: Roll Forward Cash fell $0.8 billion in the quarter mostly owing to debt maturities

GMAC: Funding Components

GMAC: Committed Funding Facilities

Conclusion Due to current market and funding challenges, GMAC is pursuing a tough "self help" plan Restructuring ResCap and Auto Finance operations Refinanced bank commitments and ResCap liability structure Secured ownership of GMAC Bank for 10 years Shedding non-core operations Limiting originations to match committed funding sources Accessing federal liquidity programs where possible Transforming company from captive into an independent deposit-funded lender and servicer In addition, GMAC has applied for a bank holding company charter There can be no assurance that this application will be approved Ultimately, all our actions are intended to support GMAC customers and investors as fully as possible given current funding constraints.

Supplemental Charts

GMAC: Preliminary Q3 Consolidated Net Income Supplemental

GMAC: Preliminary Consolidated Balance Sheet Supplemental

Global Auto Finance: Lease Residual Trends U.S. and Canada Sales Proceeds as a % of Original ALG Estimate Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2005 101.8610783 104.3917374 108.0019965 109.6538096 108.9511979 105.8965373 104.3570196 106.4569628 105.0085612 101.6797595 101.1698672 102.8707456 2006 104.7330129 106.4284774 108.0473274 107.5062125 104.5343969 103.5587378 101.7725439 99.28182346 95.07847382 96.16380851 97.41643041 96.3721895 2007 98.06906497 101.6069817 105.6398782 107.7841967 103.6543368 100.8387071 101.2411401 100.9464379 98.37266631 96.79915642 94.62518025 92.87061888 2008 94.31969184 95.79423203 98.55757287 97.30788759 92.28766863 86.32228814 85.7350517 89.58796068 89.56936266 Jan '08 Feb '08 Mar '08 Apr '08 May '08 Jun '08 Jul '08 Aug '08 Sep '08 Cars 94.4 98.8 101.7 103 100 97.5 99.4 99.71281131 95.53158002 SUVs 92.1 91.6 94 91 83.8 75.8 75.3 80.82027159 83.90147116 Trucks 102.6 101.4 105.2 102.8 97.8 92.4 88.8 92.11760456 92.32680583 * U.S. scheduled terminations on a managed basis, all lease terms **Canada scheduled terminations on a managed basis, all lease terms Supplemental Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2005 89.36635959 89.53137502 90.85745216 92.14418656 93.71790699 95.15338338 95.53982147 95.48339741 92.84330256 89.21919855 87.48580606 86.68008375 2006 83.84073007 81.24652029 84.5818251 89.18379153 89.9986058 89.21982781 88.49044328 89.10457554 88.80727918 85.26391153 83.79381036 84.55569626 2007 82.10195894 82.0920171 86.99571175 91.8905646 92.9154266 90.72285463 88.52056185 88.37049302 88.86905748 87.18913118 82.44171991 81.36550339 2008 85.1030162 84.28997081 87.47832967 91.07284756 92.21064646 91.69868861 90.85027554 90.98615532 90.17321307 Jan '08 Feb '08 Mar '08 Apr '08 May '08 Jun '08 Jul '08 Aug '08 Sep '08 Cars 85.29520006 86.00970186 87.15202726 91.48207049 94.81934435 93.11316159 88.5 88.4161845 89.1 SUVs 76.69895413 75.35176101 75.00619782 76.67483307 74.5957956 68.90653201 63.1 63.71779078 67.1 Trucks 83.67446765 84.45044451 86.52989642 88.19678949 87.28400319 81.81713601 72.3 71.42938586 73.5 1- U.S. scheduled terminations, all lease terms 2- Canada scheduled terminations, all lease terms

Auto Finance: Portfolio Composition Supplemental North America Lease Portfolio by Vehicle Mix As of 9/30/08

Reconciliation of Insurance Core Earnings 1 Amount within premium tax and other expense in Forms 10-Q and 10-K. 2 Amount within investment income in Forms 10-Q and 10-K. Supplemental

ResCap: Income Statement Note: Numbers may not foot due to rounding. Income statement presentation (condensed) as it appears on ResCap's reported basis; results as they appear on a GMAC reported basis can be found on page 14 of this presentation. Supplemental

ResCap: Mortgage Production 1 International includes some nonprime production. 1 1 Supplemental Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Total Domestic 43.9 41.3 31 27.2 20.2 15.5 18.7 17 11.2 Total International 7.5 8 6.5 7.7 9.1 5.3 2.2 1 0.6 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Prime Conforming 10.8 9.6 12.7 12.2 13.03 15.44 12.2 6.8 Prime Non-conforming 17.5 12.3 9.8 5 0.3 0.5 0.4 0.3 Government 0.8 0.6 0.8 1.4 1.19 1.98 3.8 4.1 Nonprime 6.9 3.3 0.7 0.2 0.1 0 0 0 Prime Second-lien 5.2 5.3 3.1 1.4 0.9 0.8 0.7 0.1 Total International 8 6.5 7.7 9.1 5.32 2.18 1 0.6 1 International includes nonprime production. Note: Totals may not foot due to rounding.

HFS and HFI Q3 08 transfers: HFS to HFI $260 million HFI to HFS $11 million ResCap: Global HFS Portfolio Q308 Prime Conforming 0.5 Prime Nonconforming 1.9 Nonprime 0.7 Prime Second-lien 0 Government 1 Q3 08 Non-Agency Public Securitizations 0.2 Agency 10.7 Non-Agency Whole Loans 2.3 Supplemental

ResCap: HFI Portfolio Q407 Non-Bank HFI 10.8 GMAC Bank HFI 15 159 Loans Fair Value - On-BS HFI Securitizations 16.3 Q3 08 Non-Bank HFI 7.3 GMAC Bank HFI 15.7 159 Loans Fair Value 2.2 On-BS HFI Securitizations 4.6 Q3 08 Non-Bank HFI 7.3 GMAC Bank HFI 15.7 159 Loans Fair Value 2.2 On-BS HFI Securitizations 4.6 GMAC Bank HFI On-Balance Sheet HFI Securitizations Non Bank HFI 159 Loans Fair Value The Q4 2007 pie chart represents the HFI portfolio before FAS 159 Fair Value Election on January 1, 2008 which resulted in a $10.5 billion reduction in HFI balance related to securitized loans Supplemental

ResCap: Q3 Significant Items 1 Q3 and Q2 2008 "HFS Valuation" includes losses from certain nonconforming asset sales. Note: These amounts are classified according to ResCap's income statement presentation (includes Auto division of GMAC Bank). Supplemental